Third Quarter 2016 Earnings Call October 28, 2016 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations to the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the section entitled “Risk Factors” included in the Company’s prospectus filed with the United States Securities and Exchange Commission on September 23, 2016. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Overview of CapStar Financial Holdings, Inc.



Hendersonville
155
Nashville
40
Brentwood
24
Retail Locations(1) (5)

- Founded in 2007 and led by an ***experienced management team*** with strong ties to the local community
- ***Growth*** since inception ***organically*** and through acquisitions
- Client-centric mentality ***committed*** to serving local small and medium sized businesses and high net worth individuals in the Middle Tennessee market
- ***Tailored*** client solutions by remaining ***nimble*** in our footprint
- Focused on ***Soundness***, ***Profitability***, and ***Growth***
- Developed additional lines of business to boost ***revenue growth***

Balance Sheet (EOP)	
Total Assets	$ 1,318
Total Loans	985
Deposits	1,136
Tangible Equity *	132

Growth Since 2011	
Asset CAGR	13.9 %
Loan CAGR	19.1 %
Deposit CAGR	13.6 %

YTD '16 Profitability	
ROAA	0.66 %
PTPP ROAA *	1.28 %

Capital	
Tang. Equity / Assets *	10.07 %
Tier 1 Leverage Ratio	10.47 %

Asset Quality	
NPAs / Loans + OREO	0.45 %
NCOs / Avg Loans (YTD)	0.21 %
Reserves / Loans	1.25 %

Dollars in millions
Data as of or for the nine months ended 9/30/16
Note: loan data inclusive of loans held for sale

(1) Excludes Farmington mortgage origination offices
* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.

4

Nashville Deposit Market Share Dollars in millions Source: SNL Financial Deposit market share and deposit data as of 6/30 for each respective year; pro forma for announced transactions 2016 - Top 15 Nashville, TN MSA Deposit Market Share CapStar MSA Deposit Market Share 2.2% Rank: 11 CapStar: 24.6% Deposit CAGR Nashville MSA: 4.2% Deposit CAGR

Successfully completed $44.6MM IPO Net income at $2.1MM and Fully Diluted EPS at $0.20 The following are third quarter results vs. the same period last year: Core earnings (Pre-tax, Pre-Provision) up 39% Average Loan growth up 27% Average Deposit growth up 17% Average DDA and NOW (combined) up 53% Record Mortgage originations of $156MM Efficiency ratio improved to 64% NIM improved to 3.23% Charge-offs of 0.25% Allowance for loan and lease losses at September 30 was $11.5MM or 1.25% 3Q16 Financial Highlights

3Q16 Summary Results/Financial Highlights Asset Quality Profitability Growth 17% Growth 27% Growth 53% Growth

We continue to experience strong loan growth End of Period Balances as of September 30, 2016 $ in millions Q3-16 Q3-15 % Change Balance Sheet (Quarter Averages) C&I – Healthcare $190 $143 33% C&I - All Other 211 200 6% Commercial and Industrial 400 342 17% Commercial Real Estate 273 224 22% Consumer Real Estate 93 90 3% Construction and Land Development 78 40 93% Consumer 7 9 -17% Other 68 37 83% Total $918 $741 24% Less Net Unearned Income (1) (1) 6% Total Loans (Net of Unearned Income) $918 $741 24% Loans Held for Sale 64 33 94% Total Loans (Including Loans HFS) $982 $774 27% 27% Growth

Deposits continue to grow with a decline in rates End of Period Balances as of September 30, 2016 $ in millions Q3-16   Q3-15   % Change Balance Sheet (Quarter Averages)             Non-Interest Bearing $187   $183   3% Interest Checking (NOW) 304   138   120% Savings & Money Market 438   453   -3% Time Deposits 203   198   3% Total Deposits $1,132   $971   17% 17% Growth

Sound Credit Quality

Summary Financials 3Q16 CapStar has experienced both balance sheet and earnings growth over the prior year Relationship driven products Impact of Mortgage Strong earnings growth Improving profitability metrics Operating Leverage   Three Months Ended September 30,   Nine Months Ended September 30, $ in millions 2016 2015%/bp Change   2016 2015%/bp Change               Balance Sheet (Period Averages) Loans (Incl HFS) $982 $774 27%   $917 $758 21% Deposits 1,132 971 17%   1,084 987 10% Total Transaction Deposits (DDA + Now) 491 321 53%   450 311 45%                 Income Statement Net Interest Income $10.1 $9.4 8%   $28.3 $25.9 9% Non Interest Income 3.2 2.6 21%   8.1 7.0 17% Total Revenue 13.3 12.1 10%   36.4 32.9 11% Provision for Loan Losses 1.6 0.6 183%   2.8 1.3 112% Non Interest Expense 8.5 8.6 -1%   24.5 23.7 4% Net income 2.1 2.0 4%   6.2 5.5 13% Pretax PreProvision Income* 4.8 3.4 39%   11.9 9.2 29%                 Ratios EPS Fully Diluted $0.20 $0.20 1%   $0.58 $0.53 10% Tangible Book Value Common* $11.00 $9.91 11%   $11.00 $9.91 11% ROAA 0.65% 0.71% (0.07)   0.66% 0.64% 0.02 ROAE 7.15% 7.50% (0.35)   7.25% 6.90% 0.35 Efficiency Ratio* 64.0% 71.4% (7.4)   67.2% 71.9% (4.6) *Reconciliation provided in non-GAAP tables

Net Interest Margin Improves

Mortgage and Loan Fees driving Non-Interest Income growth   Three Months Ended (Dollars in thousands) March 31, June 30, September 30, 2016 2016 2016 Non-Interest Income       Service Charges on Deposit Accounts $ 225 $ 303 $ 277 Loan Commitment Fees 430 143 329 Net Gain (Loss) on Sale of Securities 39 86 (4) Mortgage Fees - Net Gain on Mortgage Loans Sold 1,347 1,655 2,339 Wealth Management 31 27 25 Gain on OREO 73 85 - BOLI 150 150 151 Other 76 120 74 Other Non-Interest Income 329 382 251 Total Non-Interest Income $ 2,371 $ 2,568 $ 3,191 Non-Interest Income / Average Assets 0.81% 0.83% 0.98%         Total Mortgage Originations $ 85,108 $ 151,807 $ 156,463

Absent the Mortgage earnout, expenses have been flat   Three Months Ended (Dollars in thousands) March 31, June 30, September 30, 2016 2016 2016 Non-Interest Expense       Salaries and Employee Benefits $ 5,218 $ 4,938 $ 5,119 Data Processing & Software 568 635 627 Professional Fees 331 426 391 Occupancy 410 371 352 Equipment 407 436 458 Regulatory Fees 227 265 250 Other real estate expense 8 6 - Advertising & Marketing 140 84 56 Mortgage Earnout – Contingent Liability 123 123 661 Other 578 666 612 Other operating 841 874 1,329 Total Non-Interest Expense $ 8,010 $ 7,951 $ 8,527 Efficiency Ratio 70.7% 67.6% 64.0%         Total Non-Interest Expense excl Mortgage Earnout - Contingent Liability $ 7,887 $ 7,828 $ 7,866

Operating Leverage - we achieved a 3.0x Operating Leverage on a YTD basis YTD = 9/30/16

With our capital raise in September, CapStar continues to have strong capital ratios well above regulatory guidelines. Strong Capital Position *Reconciliation provided in non-GAAP tables Capital Ratios Q3-16   Q2-16   Q1-16   "Well Capitalized" Guidelines                 Tangible Equity / Tangible Assets* 10.07%   8.28%   8.59%   NA Tangible Common Equity / Tangible Assets* 9.39%   7.02%   7.23%   NA Tier 1 Leverage Ratio 10.47%   8.90%   9.16%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.46%   9.73%   10.26%   ≥ 8.00% Total Risk Based Capital Ratio 12.45%   10.67%   11.26%   ≥ 10.00%

Loan growth in mid-teens Continue to improve Deposit cost ROAA target of 1.00% by end of 2018 Low 60%’s Efficiency Ratio target by end of 2018 Net Interest Margin ranging from 3.15%-3.25% (absent rate increase) Targeted Loan/Deposit ratio of 85%-95% Annualized Charge-offs ranging from 0.15%-0.30% Strategic Outlook (through 2018)

CapStar’s core strategy will continue to be on sound, profitable, growth Improving profitability profile Opportunistic hiring of bankers Strategic M&A Scale Cost of Funds Complementary business Non-Interest Income fee source Strategic Outlook

Appendix: Historical Financials

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA  Interest Income $11,875 $10,803 $33,388 $30,232 $40,504 $38,287 $41,157 $33,966 $23,454 Interest Expense 1,749 1,386 5,105 4,297 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,126 9,417 28,283 25,936 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses 1,639 580 2,759 1,301 1,651 3,869 938 3,968 1,897 Non-Interest Income 3,191 2,635 8,130 6,965 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,527 8,604 24,487 23,654 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 3,152 2,868 9,167 7,947 11,029 7,404 10,157 6,230 2,073 Income Tax Expense 1,042 831 2,998 2,480 3,470 2,412 3,749 (3,168) - Net Income 2,109 2,036 6,169 5,466 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 4,790 3,448 11,926 9,247 12,680 11,273 11,095 10,197 3,970 Historical Financials *Reconciliation provided in non-GAAP tables

Historical Financials

	As of September 30,		As of December 31,				
(Dollars in thousands, except per share information)	2016	2015	2015	2014	2013	2012	2011
BALANCE SHEET (AT PERIOD END)							
Cash & Due From Banks	$73,451	$64,134	$100,185	$73,934	$44,793	$113,282	$44,043
Investment Securities	218,967	218,752	221,891	285,514	305,291	280,115	236,837
Loans Held for Sale	61,252	28,770	35,729	15,386	-	-	-
Gross Loans and Leases (Net of Unearned Income)	924,031	782,437	808,396	713,077	626,382	624,328	430,329
Total Intangibles	6,303	6,357	6,344	6,398	284	317	-
Total Assets	1,318,057	1,135,471	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Deposits	1,136,060	975,011	1,038,460	981,057	879,165	919,782	621,212
Borrowings and Repurchase Agreements	30,000	40,478	48,755	34,837	29,494	7,452	12,622
Total Liabilities	1,179,631	1,027,766	1,098,214	1,025,744	913,294	931,277	636,613
Common Equity	129,427	91,205	92,086	86,151	79,691	83,977	58,070
Preferred Equity	9,000	16,500	16,500	16,500	16,500	16,500	16,500
Total Shareholders' Equity	138,427	107,705	108,586	102,651	96,191	100,478	74,570
Tangible Equity *	132,123	101,348	102,242	96,253	95,907	100,160	74,570

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. | 21

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2015 2014 2013 2012 2011 SELECTED PERFORMANCE RATIOS Return on Average Assets (ROAA) 0.65% 0.71% 0.66% 0.64% 0.66% 0.47% 0.62% 1.11% 0.34% Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) * 1.47% 1.21% 1.28% 1.08% 1.11% 1.06% 1.08% 1.20% 0.65% Return on Average Equity (ROAE) 7.15% 7.50% 7.25% 6.90% 7.08% 4.94% 6.46% 10.56% 2.94% Return on Average Tangible Equity (ROATE) * 7.15% 7.50% 7.68% 7.34% 7.53% 5.30% 6.48% 10.70% 2.94% Net Interest Margin 3.23% 3.45% 3.17% 3.18% 3.19% 3.20% 3.45% 3.30% 2.73% Efficiency Ratio ** 64.0% 71.4% 67.2% 71.9% 71.0% 71.7% 69.6% 65.1% 76.9% Non-Interest Income / Average Assets 0.98% 0.92% 0.87% 0.82% 0.78% 0.70% 0.19% 0.23% 0.14% Non-Interest Expense / Average Assets 2.62% 3.01% 2.63% 2.77% 2.72% 2.68% 2.47% 2.25% 2.16% Loan and Lease Yield 4.36% 4.87% 4.33% 4.58% 4.53% 4.74% 5.48% 5.50% 5.02% Deposit Cost 0.58% 0.54% 0.59% 0.56% 0.56% 0.62% 0.71% 0.89% 1.34% Historical Financials * Reconciliation provided in non-GAAP tables ** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Twelve Months Ended December 31, 2015	2014	2013	2012	2011
PER SHARE OUTSTANDING DATA									
Basic Net Earnings per Share	$0.24	$0.24	$0.71	$0.64	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	0.20	0.20	0.58	0.53	0.73	0.49	0.62	1.00	0.24
Shares of Common Stock Outstanding at End of Period	11,191,021	8,565,051	11,191,021	8,565,051	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Book Value Per Share, Reported	11.57	10.65	11.57	10.65	10.74	10.17	9.54	9.65	8.13
Tangible Book Value Per Share, Reported	11.00	9.91	11.00	9.91	10.00	9.41	9.51	9.61	8.13
Book Value per Share, Adjusted *	11.47	10.59	11.47	10.59	10.66	10.18	9.65	9.74	8.52
Tangible Book Value per Share, Adjusted*	10.95	9.96	10.95	9.96	10.04	9.55	9.63	9.71	8.52
CAPITAL RATIOS (AT PERIOD END)									
Tier 1 Leverage Ratio	10.47%	9.18%	10.47%	9.18%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.75%	8.88%	10.75%	8.88%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.46%	10.44%	11.46%	10.44%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.45%	11.43%	12.45%	11.43%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Asset Ratio	10.50%	9.51%	10.50%	9.51%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	10.07%	9.00%	10.07%	9.00%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 23

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Twelve Months Ended December 31, 2015	2014	2013	2012	2011
NON-PERFORMING ASSETS (NPA)									
Non-Performing Loans	$4,123	$2,962	$4,123	$2,962	$2,689	$7,738	$6,552	$8,784	$141
Troubled Debt Restructurings	1,288	133	1,288	133	125	2,618	-	-	141
Other Real Estate and Repossessed Assets	-	335	-	335	216	575	1,451	1,822	-
Non-Performing Assets	4,123	3,297	4,123	3,297	2,905	8,313	8,003	10,606	141
ASSET QUALITY RATIOS									
Non-Performing Assets / Assets	0.31%	0.29%	0.31%	0.29%	0.24%	0.74%	0.79%	1.03%	0.02%
Non-Performing Loans / Loans	0.45%	0.38%	0.45%	0.38%	0.33%	1.09%	1.05%	1.41%	0.03%
Non-Performing Assets / Loans + OREO	0.45%	0.42%	0.45%	0.42%	0.36%	1.16%	1.27%	1.69%	0.03%
Net Charge-Offs to Average Loans (Periods Annualized)	0.25%	-0.10%	0.21%	0.53%	0.38%	0.15%	0.11%	0.40%	0.14%
Allowance for Loan and Lease Losses to Total Loans and Leases	1.25%	1.24%	1.25%	1.24%	1.25%	1.58%	1.35%	1.32%	1.45%
Allowance for Loan and Lease Losses to Non-Performing Loans	279.2%	327.5%	279.2%	327.5%	376.8%	145.8%	129.1%	93.5%	4,415.6%

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. | 24

Historical Financials

	As of September 30,		As of September 30,		As of December 31,				
(Dollars in thousands, except per share information)	2016	2015	2016	2015	2015	2014	2013	2012	2011
COMPOSITION OF LOANS HELD FOR INVESTMENT									
Commercial Real Estate	$272,546	$233,605	$272,546	$233,605	$251,196	$219,793	$182,392	$177,584	$135,855
Consumer Real Estate	96,919	92,240	96,919	92,240	93,785	77,688	61,174	73,637	51,256
Construction and Land Development	91,366	48,928	91,366	48,928	52,522	46,193	30,217	35,674	24,676
Commercial and Industrial	389,718	350,023	389,718	350,023	353,442	332,914	312,527	279,755	175,518
Consumer	7,046	8,814	7,046	8,814	8,668	7,910	7,939	10,749	12,687
Other Loans	66,435	48,826	66,435	48,826	48,782	28,578	32,132	46,929	30,337
DEPOSIT COMPOSITION									
Non-Interest Bearing	$191,469	$187,105	$191,469	$187,105	$190,580	$157,355	$135,448	$102,786	$66,641
Interest Checking	284,501	135,391	284,501	135,391	189,983	115,915	84,028	60,663	12,655
Savings & Money Market	451,416	462,228	451,416	462,228	437,214	484,600	427,312	544,762	404,775
Time Deposits Less Than $100,000	42,744	43,895	42,744	43,895	45,902	51,813	46,819	52,844	21,563
Time Deposits Greater Than or Equal to $100,000	165,930	146,392	165,930	146,392	174,781	171,373	185,482	158,778	115,578

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 25

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2015 2014 2013 2012 2011 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS Construction and Development $91,366 $48,928 $91,366 $48,928 $52,522 $46,193 $30,217 $35,674 $24,676 Commercial Real Estate and Construction 254,541 189,373 254,541 189,373 198,285 172,803 146,258 150,253 109,988 Construction and Development to Total Risk Based Capital (Reg. 100%) 62.3% 43.2% 62.3% 43.2% 45.3% 42.8% 30.1% 36.7% 32.3% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 173.7% 167.1% 173.7% 167.1% 170.9% 160.0% 145.8% 154.6% 144.0% MORTGAGE METRICS Total Origination Volume $156,463 $103,425 $393,378 $328,067 $422,323 $253,099 - - - Total Mortgage Loans Sold 154,565 127,323 370,375 319,382 407,941 245,891 - - - Purchase Volume as a % of Originations 68% 84% 69% 72% 72% 76% - - - Mortgage Fees/Gain on Sale of Loans 2,339 1,749 5,342 4,699 5,962 4,067 - - - Mortgage Fees/Gain on Sale as a % of Loans Sold 1.51% 1.37% 1.44% 1.47% 1.46% 1.65% - - - Mortgage Fees/Gain on Sale as a % of Total Revenue 17.6% 14.5% 14.7% 14.3% 13.7% 10.2% - - - Historical Financials

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2016 2015 2016 2015 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION NET INCOME Pre-Tax Income $3,152 $2,868 $9,167 $7,947 $11,029 $7,404 $10,157 $6,230 $2,073 Add: Provision for Loan Losses 1,639 580 2,759 1,301 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Net Income 4,790 3,448 11,926 9,247 12,680 11,273 11,095 10,198 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,296,871 $1,134,200 $1,241,993 $1,140,973 $1,140,760 $1,064,705 $1,028,709 $846,901 $612,775 Pre-Tax Pre-Provision Net Income 4,790 3,448 11,926 9,247 12,680 11,273 11,095 10,198 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.47% 1.21% 1.28% 1.08% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

  As of September 30, As of December 31, (Dollars in thousands, except per share information) 2016 2015 2015 2014 2013 2012 2011 TANGIBLE EQUITY Total Shareholders’ Equity $138,427 $107,705 $108,586 $102,651 $96,191 $100,477 $74,570 Less: Intangible Assets 6,303 6,357 6,344 6,398 284 317 - Tangible Equity 132,123 101,348 102,242 96,253 95,907 100,160 74,570 TANGIBLE COMMON EQUITY Tangible Equity $132,123 $101,348 $102,242 $96,253 $95,907 $100,160 $74,570 Less: Preferred Equity 9,000 16,500 16,500 16,500 16,500 16,500 16,500 Tangible Common Equity 123,123 84,848 85,742 79,753 79,407 83,660 58,070 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $132,123 $101,348 $102,242 $96,253 $95,907 $100,160 $74,570 Total Assets 1,318,057 1,135,471 1,206,800 1,128,395 1,008,709 1,031,755 711,183 Less: Intangible Assets 6,303 6,357 6,344 6,398 284 317 - Tangible Assets 1,311,754 1,129,114 1,200,456 1,121,997 1,008,425 1,031,437 711,183 Tangible Equity to Tangible Assets 10.07% 8.98% 8.52% 8.58% 9.51% 9.71% 10.49% Non-GAAP Financial Measures

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Twelve Months Ended December 31, 2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)									
Total Average Shareholder's Equity	$117,390	$107,783	$113,607	$105,917	$106,727	$101,030	$99,153	$88,990	$70,625
Less: Average Intangible Assets	6,312	6,365	6,325	6,378	6,371	6,855	301	1,151	-
Average Tangible Equity	111,078	101,418	107,283	99,538	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	2,109	2,036	6,169	5,466	7,559	4,992	6,408	9,397	2,073
Return on Average Tangible Equity (ROATE)	7.55%	7.97%	7.68%	7.34%	7.53%	5.30%	6.48%	10.70%	2.94%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD									
Shares of Common Stock Outstanding	11,191,021	8,565,052	11,191,021	8,565,052	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	1,609,756	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,069,070	10,174,808	12,069,070	10,174,808	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539
BOOK VALUE PER SHARE, ADJUSTED									
Total Shareholders Equity	$138,427	$107,705	$138,427	$107,705	$108,586	$102,651	$96,191	$100,477	$74,570
Adjusted Shares Outstanding at End of Period	12,069,070	10,174,808	12,069,070	10,174,808	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539
Book Value Per Share, Adjusted	$11.47	$10.59	$11.47	$10.59	$10.66	$10.18	$9.65	$9.74	$8.52

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As of September 30, As of December 31, (Dollars in thousands, except per share information) 2016 2015 2015 2014 2013 2012 2011 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $123,123 $84,848 $85,742 $79,753 $79,407 $83,660 $58,070 Shares of Common Stock Outstanding 11,191,021 8,565,052 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $11.00 $9.91 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $132,123 $101,348 $102,242 $96,253 $95,907 $100,160 $74,570 Adjusted Shares Outstanding at End of Period 12,069,070 10,174,808 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $10.95 $9.96 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

2014 Total Production ($mm) Scalable Mortgage Platform Purchase vs. Refinance (% of Total Production) Data as of or for the twelve months ended 12/31 each respective year; YTD 2016 data as of or for the nine months ended 9/30/16 Acquisition of Farmington Financial closed 2/3/14 The acquisition of Farmington Financial in February 2014 added mortgage origination services to CapStar’s product offering and enhanced fee income generation Farmington’s strategy is to originate conforming loans which are sold into the secondary mortgage market As of September 2016, approximately 69% of originated loans represent new loan originations as opposed to refinancings 2015 YTD 2016 (1)

Historical C&D and CRE & Construction as a Percentage of Risk-Weighted Capital C&D and CRE & Construction Concentration Data as of 12/31 each respective year; YTD 2016 data as of 9/30/16 Blue line designates recommended limits from the regulators for CRE loans to risk-weighted capital Gold line designates recommended limits from the regulators for C&D loans to risk-weighted capital

CapStar Financial Holdings, Inc. 201 Fourth Avenue North, Suite 950 Nashville, TN 37219 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters